UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 25, 2005


                               SWISS MEDICA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                 000-09489                 98-0355519
(State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)          File Number)          Identification No.)


       53 Yonge Street, 3rd Floor                         M5E 1J3
        Toronto, Ontario, Canada
(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (416) 868-0202

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      This  Form  8-K and  other  reports  filed  by  Swiss  Medica,  Inc.  (the
"Registrant"  or the  "Company")  from  time to time  with  the  Securities  and
Exchange  Commission   (collectively  the  "Filings")  contain  forward  looking
statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Resignation or removal of directors as a result of disagreement or removal for cause.

       None

(b) Termination of certain officers; resignation or removal of directors other than as a result of disagreement or removal for cause.

      On January 25, 2005, Greg Nuttall resigned as Vice-Chairman of the Board and Executive Vice-President of the Company solely in order to accept the position as the Chairman and Chief Executive Officer of Woodland Chemical Systems Inc. Mr. Nuttall will continue to act as an advisor to the Registrant from time to time. A copy of his resignation letter is attached as an Exhibit to this Form 8-K.

(c)   Appointment of new officers or directors.

      None.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information

      Not applicable

(c)   Exhibits.


Exh. No.      Description

10.1.         Correspondence from Greg Nuttall


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SWISS MEDICA, INC.
                                              (Registrant)

Date: January 28, 2005
                                    /s/ Raghu Kilambi
                                    --------------------------------------
                                    Raghu Kilambi, Chief Executive Officer